UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

FREEDOM FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3058 East Elm Street, Springfield, MO 65802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (417) 866-6600

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2008, Freedom Financial Group, Inc. (the "Company") entered into a Revolving Credit Loan and Security Agreement (the "Loan Agreement") with ReMark Lending Co. a division of ReMark Capital Group, LLC. (the “Lender”) for a line of credit of up to $15,000,000 (the "Loan").  At the closing, which occurred on the same date, the Company executed and delivered to the Lender a promissory note in the principal amount of $15,000,000 (the "Note"), bearing interest at the greater of 6.00% or prime rate (currently 6.00%), plus 2.00%, adjusted daily.  Under the terms of the Note, the Company is required to make monthly payments of interest, fees, and principal (if a borrowing base deficiency with respect to principal exists), with the entire principal balance and accrued interest due two years from the Loan closing date.  The amount due under the Note may be accelerated upon a default by the Company, which includes failure to make a payment when it is due.  As security for the Note, the Company granted the Lender a security interest in all assets of the Company.  The Company’s existing line of credit with Heartland Bank ($1,640,512) was paid in full with the initial proceeds of the line ($2,080,000).

In connection with the Loan Agreement, the Company entered into an agreement to issue to the Lender when the second borrowing on the line occurs, warrants to purchase 700,000 shares of common stock for five years at an exercise price of $0.35 per share.

The securities were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) and 4(6) of the Securities Act of 1933 and/or Regulation D promulgated thereunder.  The Lender is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Also, pursuant to its agreement with FalconBridge Capital (“FalconBridge”), the Company’s investment banking firm, the Company paid FalconBridge a transaction fee of $300,000, less $55,000 of fees the Company had previously paid, with the initial proceeds of the ReMark line of credit.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description
10.1	Revolving Credit Loan and Security Agreement
10.2	Promissory Note
10.3	Pledge Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.
Date: February 5, 2008	By: /s/ Jerald L. Fenstermaker President and Chief Executive Officer